                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/

    Filed by a party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement

    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    /X/  Definitive Proxy Statement

    / /  Definitive Additional Materials

    / /  Soliciting Material Pursuant to Section 240.14a-12

                         HYPERION SOLUTIONS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ----------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                     [LOGO]
                                    HYPERION


                                                                 October 9, 2001

TO THE STOCKHOLDERS OF HYPERION SOLUTIONS CORPORATION

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Hyperion Solutions Corporation (the "Company"), which will be held at the Company's corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Wednesday, November 14, 2001, at 10:00 a.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, VIA THE INTERNET OR TELEPHONE, OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy by mail, by telephone or on the Internet does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     To ensure your representation at the meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

     (a) Complete, sign, date and return the enclosed proxy card (a postage-paid envelope is enclosed for that purpose); or

     (b)  Vote via the Internet (see instructions on the enclosed proxy card);
          or

     (c) Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card).

     The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth in the proxy card and must be completed by 6 p.m. EST on November 13, 2001. Your shares cannot be voted unless you sign, date and return the enclosed proxy card, vote via the Internet or telephone or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                   Sincerely,


                                   /s/ Jeffrey R. Rodek
                                   ----------------------------------
                                   Jeffrey R. Rodek
                                   Chairman of the Board of Directors
                                   and Chief Executive Officer

                         HYPERION SOLUTIONS CORPORATION
                              1344 CROSSMAN AVENUE
                          SUNNYVALE, CALIFORNIA 94089

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2001

                         ------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Hyperion Solutions Corporation (the "Company") will be held at the Company's corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Wednesday, November 14, 2001, at 10:00 a.m. for the following purposes:

     1. To elect two Class III directors to serve on the Board of Directors for a three-year term;

     2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan (the "Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares;

     3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,200,000 shares;

     4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2002; and

     5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on September 16, 2001 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 1344 Crossman Avenue, Sunnyvale, California 94089, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS,


                              /s/ W. Russell Wayman
                              ----------------------------------
                              W. Russell Wayman
                              Secretary


Sunnyvale, California
October 9, 2001


--------------------------------------------------------------------------------
                                   IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE VIA THE INTERNET OR TELEPHONE OR COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
--------------------------------------------------------------------------------

                         HYPERION SOLUTIONS CORPORATION
                              1344 CROSSMAN AVENUE
                           SUNNYVALE, CALIFORNIA 94089

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2001

                         ------------------------------

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Hyperion Solutions Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Wednesday, November 14, 2001, at 10:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 9, 2001.

     The Company's principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089. The telephone number at that address is
(408) 744-9500.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.


                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's common stock, $0.001 par value per share, (the "Common Stock") is the only type of security entitled to vote at the Annual Meeting. On September 16, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 32,397,805 shares of Common Stock outstanding. Each stockholder of record on September 16, 2001 is entitled to one vote for each share of Common Stock held by such stockholder on that date. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

QUORUM REQUIRED

     The Company's Bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum; abstentions have the same effect as negative votes, while broker non-votes are not counted as having been voted on the proposal.

VOTES REQUIRED

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees for Class III director receiving the highest number of affirmative votes will be elected.

     PROPOSAL 2. Approval of the amendment to increase the number of shares reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan (the "Option Plan") requires the affirmative vote of a majority of those shares present in person, or represented by proxy and entitled to vote at the Annual Meeting.

     PROPOSAL 3. Approval of the amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") requires the affirmative vote of a majority of those shares present in person, or represented by proxy and entitled to vote at the Annual Meeting.

     PROPOSAL 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2002 requires the affirmative vote of a majority of those shares present in person, or represented by proxy and entitled to vote at the Annual Meeting.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Board and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals Nos. 1 - 4 and, as to other matters that may properly come before the Annual Meeting, in the discretion of the proxy holders. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies in connection with the Meeting. If the Company retains a proxy solicitation firm, it will pay such firm customary fees, expected to be approximately $10,000, plus expenses.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Amended Certificate of Incorporation (the "Certificate of Incorporation"), the Board is divided into three classes -- Class I, II and III Directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal.

     The nominees for Class III Directors, Messrs. Autry and Goldman, are currently serving as directors of the Company. Shares represented by all proxies received by the Board and not marked to withhold authority to vote for any of Mr. Autry or Mr. Goldman (by writing the nominee's name where indicated on the proxy) will be voted FOR the election of the nominees for Class III Director; the Board knows of no reason why either of the nominees would be unable or unwilling to serve, but in such case, proxies may be voted for the election of another nominee of the Board.

     The information below sets forth the current members of the Board, including the nominees for Class III Director:

     DIRECTORS NOMINATED FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS (CLASS III DIRECTORS):

HENRY R. AUTRY

     Mr. Autry, age 53, was elected to the Board in June 2000. He is a member of the Compensation Committee and the Nominating Committee. In January 2001, Mr. Autry became CEO of Contrado Partners, a logistics consulting company. From February 2000 until December 2000, Mr. Autry served as Chief Executive Officer of Brigade Corporation, a provider of outsourced Internet customer support. From November 1997 until December 1999, Mr. Autry was the Senior Vice President and General Manager for American Express Traveler's Cheque Group. From January 1995 to October 1997, he was Vice President and Chief Administration Officer of Baxter International, a life sciences company.

KENNETH A. GOLDMAN

     Mr. Goldman, age 52, was elected to the Board in June 2000. He is a member of the Audit Committee. In August 2000, Mr. Goldman became Senior Vice President, Finance and Administration, and Chief Financial Officer of Siebel Systems, Inc., an e-business applications software company. From July 1996 until July 2000, Mr. Goldman was employed by At Home Corporation (Excite@Home), a broadband services company, most recently as its Executive Vice President and Chief Financial Officer. Mr. Goldman also serves on the Board of Directors of Legato Systems, Inc., an enterprise storage management software company.

     DIRECTORS SERVING FOR A TERM EXPIRING AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS (CLASS II DIRECTORS):

JEFFREY R. RODEK

     Mr. Rodek, age 48, has been the Chairman of the Board and Chief Executive Officer of the Company since October 1999 and has been a director of the Company since January 1998. He is a member of the Nominating Committee. From January 1995 to October 1999, Mr. Rodek served as President and Chief Operating Officer of Ingram Micro Inc. Mr. Rodek serves on the Board of Directors of EXE Technologies, Inc, a fulfillment, warehousing and distribution software company.

ALDO PAPONE

     Mr. Papone, age 69, was elected to the Board in August 1998. He is a member of the Compensation Committee, the Audit Committee and the Nominating Committee. From April 1994 until August 1998, he served on the Board of Directors of Hyperion Software Corporation. He has served as a Senior Advisor to American Express Company since 1991. Mr. Papone served as Chairman and Chief Executive Officer from 1989 to 1990, and as President and Chief Operating Officer from 1985 to 1989, of American Express Travel Related Services Company, Inc. Mr. Papone served as a Director of American Express Company from 1990 to 1998.

     DIRECTOR SERVING FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS (CLASS I DIRECTOR):

GARY G. GREENFIELD

     Mr. Greenfield, age 46, was elected to the Board in August 1998. He is a member of the Audit Committee. He is currently a member of the Board of Directors of MERANT, plc., an enterprise software application development solutions company. From December 1998 through September 2001 Mr. Greenfield served as President and Chief Executive Officer of Merant. Mr. Greenfield joined Sage Software (a predecessor of MERANT through merger) in 1987 as Vice President of Marketing, and served in various capacities with them until becoming President in 1995, and CEO in 1998. Mr. Greenfield also serves on the Board of Directors of Mobius Systems, Inc., a provider of software that supports content-intensive e-business applications.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2001, the Board held six meetings. For the fiscal year, each of the current directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which each such director served. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

     During the fiscal year ended June 30, 2001, the Audit Committee met seven times. The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee are Messrs. Greenfield, Goldman and Papone.

     During the fiscal year ended June 30, 2001, the Compensation Committee of the Board did not hold any formal meetings; however, the committee generally reviewed matters as part of the full Board, and took formal action by unanimous written consent of the members. The Compensation Committee reviews the performance and sets the compensation of the Chief Executive Officer of the Company, approves the compensation of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The Compensation Committee also administers the Company's 1995 Stock Option/Stock Issuance Plan with respect to the Company's executive officers. The members of the Compensation Committee are Messrs. Autry and Papone.

     The Nominating Committee of the Board was formed in July 2000. The Nominating Committee considers and recommends to the full Board candidates to serve as members of the Board. The Committee considers the recommendations of individual Board members and members of management and considers such factors as experience and subject matter expertise in making its recommendations. The Nominating Committee held no formal meetings during fiscal year 2001. The members of the Nominating Committee are Messrs. Autry, Papone and Rodek.

DIRECTOR COMPENSATION

     Non-employee Board members receive retainers of $15,000 per year, fees of $1,500 for each meeting of the Board they attend in person and $500 for each meeting they participate in by telephone. The Company does not pay compensation for special assignments of the Board. For committee meetings that occur on days separate from Board meetings, members receive $750 for each meeting in person and $500 for participation by telephone.

     Non-employee members of the Board also receive option grants pursuant to the provisions of the Automatic Option Grant Program of the Company's 1995 Stock Option/Stock Issuance Plan (the "Option Plan"). They also receive one grant under the Discretionary Option Grant Program of the "Option Plan". Each individual who becomes a non-employee member of the Board is granted options to purchase 20,000 shares on the date such individual joins the Board. In addition, each individual who continues to serve as a non-employee Board member receives options to purchase 7,000 shares of Common Stock on each 12-month anniversary of being elected to the Board.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2

               AMENDMENT OF 1995 STOCK OPTION/STOCK ISSUANCE PLAN
        TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THERUNDER

     The stockholders are being asked to vote on a proposal to approve an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 1,500,000 shares to a total of 10,187,991 shares of Common Stock. The Board adopted the amendment in August 2001, subject to stockholder approval at the 2001 Annual Meeting. The following is a description of the Option Plan.

     The Company established the Option Plan as a successor to the 1992 Stock Option Plan ("Predecessor Plan") to provide a means whereby employees, officers, directors, consultants, and independent advisors of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Option Plan was adopted by the Board in August 1995 and approved by the stockholders in September 1995. The Board adopted an amendment to the Option Plan in June 1996 increasing the number of shares of Common Stock available for issuance under the Option Plan by 1,000,000 shares. Such amendment was approved by the stockholders in July 1996. The Board adopted amendments to the Option Plan in June 1997 increasing the number of shares of Common Stock available for issuance under the Option Plan by 750,000 shares and changing the vesting provisions applicable to non-employee members of the Board. Such amendments were approved by the stockholders in August 1997. The Board adopted an amendment to the Option Plan in June 1998 increasing the number of shares of Common Stock available for issuance under the Option Plan by 5,000,000 shares. Such amendment was approved by the stockholders in August 1998. The Board adopted an amendment to the Option Plan in September 2000 increasing the number of shares of Common Stock available for issuance under the Option Plan by 1,600,000 shares and increasing the number of options granted to non-employee directors under the Automatic Option Grant Program. Such amendment was approved by the stockholders in November 2000. The Board believes that option grants under the Option Plan play an important role in the Company's efforts to attract, employ, and retain employees, directors, and consultants of outstanding ability.

     The principal terms and provisions of the Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices of the Company in Sunnyvale, California.

     STRUCTURE. The Option Plan contains four separate equity incentive programs: (i) a Discretionary Option Grant Program under which employees, consultants and Board members may be granted stock options to purchase shares of Common Stock, (ii) an Automatic Option Grant Program under which option grants will be made at specified intervals to the non-employee Board members, (iii) a Salary Investment Option Grant Program under which employees may elect to have their base salary reduced each year in return for options to purchase shares of Common Stock at a discount from current fair market value equal to the amount of their salary reduction, and (iv) a Stock Issuance Program under which eligible individuals may be issued shares of Common Stock directly, through the immediate purchase of the shares, or as a bonus tied to the performance of services.

     ADMINISTRATION. The Compensation Committee of the Board, which is comprised of two or more Board members ("Committee"), administers the Option Plan. Committee members serve for such period of time as the Board may determine. The Option Plan may also be administered by the Board or a secondary committee comprised of one or more Board members with respect to optionees who are not executive officers subject to the short-swing profit rules of the Federal securities laws.

     The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") that satisfies the requirements of Section 422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements, and the remaining provisions of the option grant. The Committee also has full authority to determine the eligible individuals who are to receive stock issuances, the number of shares to be issued to each participant, the time or times when such issuances are to be made, and the remaining provisions of the stock issuance. The Committee has sole and exclusive authority to select the individuals eligible to participate in the Salary Investment Option Grant Program.

     ELIGIBILITY. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program. A non-employee member of the Board of the Company or any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program. Only the Company's employees are eligible to participate in the Salary Investment Option Grant Program, and only non-employee directors of the Company are eligible to participate in the Automatic Option Grant Program.

     As of June 30, 2001, approximately 2,400 persons (including the four current executive officers and four non-employee directors) were eligible to participate in the Option Plan.

     SECURITIES SUBJECT TO OPTION PLAN. The number of shares of Common Stock which may be issued over the term of the Option Plan shall not exceed 10,187,991 including the increase of 1,500,000 shares, which is part of this Proposal No.
2. Such share reserve will be subject to further adjustment in the event of subsequent changes to the capital structure of the Company. The shares may be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased on the open market.

     No one person participating in the Option Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock per calendar year.

     Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

     REPRICING OF OPTIONS. In November 2000, the Option Plan was amended to provide that no options granted may be repriced without Stockholder approval.

DISCRETIONARY OPTION GRANT PROGRAM

     PRICE AND EXERCISABILITY. The option exercise price per share in the case of an Incentive Option may not be less than 100% of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, 85% of the fair market value of the Common Stock on the grant date. All options intended to be exempt from the limitation on compensation deductions set forth in Section 162(m) of the Internal Revenue Code will be granted with an exercise price equal to or greater than 100% of fair market value. Options granted under the Discretionary Option Grant Program become exercisable at such time or times, and during such period, as the Committee may determine and set forth in the instrument evidencing the option grant. Options granted under the Option Plan may not have a term in excess of ten years.

     The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by authorizing a Company loan to the optionee. The terms and conditions of any such loan will be established by the Committee in its sole discretion.

     No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price. Options are not assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the optionee's lifetime the option may be exercised only by the optionee.

     TERMINATION OF SERVICE. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, moreover, may any option be exercised after the specified expiration date of the option term. Each option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The optionee will be deemed to continue in service for so long as he or she performs services for the Company or its parent or subsidiary corporation, whether as an employee, independent contractor, consultant or Board member.

     The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The shares of Common Stock acquired upon the exercise of an option may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

     INCENTIVE OPTIONS. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) become exercisable as incentive stock options under Section 422 of the Code may not exceed $100,000.

     If an employee to whom an Incentive Option is granted is the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, then the option price per share will be at least 110% of the fair market value per share on the grant date, and the option term will not exceed five years, measured from the grant date.

     LIMITED STOCK APPRECIATION RIGHTS. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six months may be unconditionally surrendered by the officer, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer or, if greater, the fair market value per share of the Common Stock over (ii) the option exercise price.

     TANDEM STOCK APPRECIATION RIGHTS. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right, subject to the Committee's approval, to surrender their options for a distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

     o Each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock, provided such individual has not previously been in the employ of the Company.

     o Each individual who continues as a non-employee Board member will receive an additional grant of a non-statutory stock option under the Option Plan to purchase 7,000 shares of Common Stock on each 12-month anniversary of his election to the Board.

     Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

     o The option price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date, and each option is to have a maximum term of ten years measured from the grant date.

     o Each automatic option grant will be immediately exercisable for all of the option shares, but the shares purchasable under the option will be subject to repurchase at the original exercise price in the event the optionee's Board service should cease prior to full vesting. With respect to each initial grant, the repurchase right will lapse and the optionee will vest in two successive equal annual installments, measured from the grant date, provided such optionee continues service as a Board member. Each annual grant will vest upon the optionee's completion of one year of service as a Board member, measured from the option grant date.

     o The option will remain exercisable for a 12-month period following the optionee's termination of service as a Board member for any reason. Should the optionee die while serving as a Board member or during the 12-month period following his or her cessation of Board service, then such option may be exercised during the 12-month period following such optionee's cessation of service by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of vested shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service.

     o The option shares will become fully vested in the event of a Corporate Transaction or a Change in Control (each as defined below). The option shares will become fully vested in the event of the optionee's cessation of Board service by reason of death or permanent disability.

     o Upon the occurrence of a hostile tender offer, the optionee shall have a 30-day period in which to surrender to the Company each automatic option which has been in effect for at least six months (whether or not the optionee is vested in such option) and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer or, if greater, the fair market value per share of the Common Stock over (ii) the option exercise price payable per share.

     o Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the options will in general conform to the terms described above for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely in consideration of past services.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

     All outstanding repurchase rights under the Stock Issuance Program will terminate automatically (and all shares subject to such terminated rights will fully vest) in the event of a Corporate Transaction (as defined below) unless such repurchase rights are assigned. If the repurchase rights are assigned pursuant to a Corporate Transaction, such rights will automatically terminate, and the shares subject to such rights fully vest, if the participant's service should subsequently terminate by reason of an involuntary or constructive termination within 18 months following the effective date of such Corporate Transaction.

SALARY INVESTMENT OPTION GRANT PROGRAM

     The Committee has complete discretion in selecting the individuals who are to participate in the Salary Investment Option Grant Program. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Committee an irrevocable authorization directing the Company to reduce, by a designated multiple of 1%, his or her base salary for the upcoming calendar year. Such salary reduction will be in an amount not less than 5% of base salary. To the extent the Committee approves a salary reduction authorization, the affected individual will be granted options under the program.

     Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

     o The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the grant date.

     o The number of option shares will be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary in effect for the calendar year for which the grant is made.

     o Provided the optionee continues in service, the option will become exercisable in a series of 12 equal successive monthly installments in the calendar year for which the salary reduction is in effect.

     o Each option will have a term of ten years measured from the grant date.

GENERAL PROVISIONS

     Acceleration of Options/Termination of Repurchase Rights. Upon the occurrence of either of the following transactions (a "Corporate Transaction"):

     o the sale, transfer, or other disposition of all, or substantially all, of the Company's assets in complete liquidation or dissolution of the Company, or

     o a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction

Each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable. However, an outstanding option will not accelerate if and to the extent that: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (ii) the option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or, (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

     Also upon a Corporate Transaction, the Company's outstanding repurchase rights will terminate automatically unless assigned to the successor corporation.

     Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Company's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary or constructive termination within 18 months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one-year period measured from the effective date of the employment termination.

     Upon the occurrence of the following transactions ("Change in Control") the Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights:

     o any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than 50% of the Company's outstanding voting stock without the Board's recommendation, or

     o there is a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases by reason of a proxy contest to be comprised of individuals who
          (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for selection as Board members by a majority of the Board in clause (a) above who were still in office at the time such election or nomination was approved by the Board.

     The Committee also has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing sale price per share of Common Stock on that date, as such price is reported on The Nasdaq National Market. The closing sale price of the Common Stock on September 10, 2001 was $15.07 per share.

     Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and

(iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply to the number and class of securities that would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

     OPTION PLAN AMENDMENTS. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), (ii) materially modify the eligibility requirements for option grants, or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

     Unless sooner terminated by the Board, the Option Plan will in all events terminate on September 30, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     As of June 30, 2001, options covering 5,476,391 shares were outstanding under the 1995 Option Plan, 2,313,577 shares remained available for future option grants, and 10,660,600 shares have been issued under the Option Plan. The expiration dates for all such options range from November 2006 to June 2011.

PLAN BENEFITS

     Because the Option Plan is discretionary, benefits to be received by individual optionees are not determinable. The following table shows the number of shares of Common Stock issuable upon exercise of stock options granted to the named individuals and groups under the Option Plan during the fiscal year ended June 30, 2001.


GROUP OR INDIVIDUAL                                                     NUMBER OF OPTIONS
-------------------                                                     -----------------
Jeffrey R. Rodek ....................................................            0

Stephen V. Imbler ...................................................            0

David Odell .........................................................      140,000

Russell Wayman ......................................................       90,000

Dyke J. Hensen (Former executive officer) ...........................       30,000

Michael Sternad (Former executive officer)...........................            0

All current executive officers as a group (4 persons) ...............      230,000

All current directors who are not executive officers as a group .....       54,000

All employees (who are not executive officers) as a group ...........    2,821,271


U.S. FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH PARTICIPATION IN THE OPTION PLAN IS BASED ON PROVISIONS OF THE CODE AND ADMINISTRATIVE AND JUDICIAL INTERPRETATIONS THEREOF AS OF THE DATE OF THIS PROXY STATEMENT. IT DOES NOT DESCRIBE APPLICABLE STATE, LOCAL, OR FOREIGN TAX CONSIDERATIONS. THE APPLICABLE RULES ARE COMPLEX AND MAY VARY WITH A PARTICIPANT'S INDIVIDUAL CIRCUMSTANCES. THE FOLLOWING DESCRIPTION IS THUS NECESSARILY GENERAL AND DOES NOT ADDRESS ALL OF THE POTENTIAL FEDERAL AND OTHER INCOME TAX CONSEQUENCES TO EVERY PARTICIPANT IN THE OPTION PLAN.

     Options granted under the Option Plan may be either incentive stock options that are intended to satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet those requirements. The federal income tax treatment of the two types of options differs, as follows.

INCENTIVE STOCK OPTIONS

     AWARD; EXERCISE; ALTERNATIVE MINIMUM TAX. If an optionee is granted an incentive stock option under the Option Plan, the optionee will not have taxable income upon the award or exercise of such option. However, the "option spread" (the amount by which the fair market value of the option shares on the relevant measurement date exceeds the exercise price) is generally includable in the optionee's "alternative minimum taxable income" ("AMTI") in determining the optionee's liability for the "alternative minimum tax" with special rules applicable to optionees who exercise incentive stock options for shares subject to a "substantial risk of forfeiture" (including, generally, a right of repurchase in favor of the Company) AND for which the optionee DOES NOT make a timely election under Section 83(b) of the Code with respect to such shares (a "SECTION 83(B) ELECTION").

     In general, the alternative minimum tax for individuals is equal to (i) 26 percent of AMTI up to $175,000 plus 28 percent of AMTI over $175,000, minus (ii) a base amount (which varies depending upon filing status and income level), and minus (iii) the optionee's regular federal income tax. AMTI includes specified tax preference items and is not reduced by personal exemptions or by most itemized deductions. Whether or not an optionee will be subject to the alternative minimum tax depends upon the optionee's particular circumstances. Payment of alternative minimum tax does not increase the optionee's basis in the option shares for determining gain or loss for purposes of regular income tax. However, the option shares have a higher basis for AMTI purposes and any alternative minimum tax paid as a result of the exercise of an incentive stock option is generally creditable against regular tax liability in later years to the extent the optionee's regular tax exceeds his or her alternative minimum tax in such years.

     SALE OF OPTION SHARES; DISQUALIFYING DISPOSITIONS. An optionee will be entitled to long-term capital gain or loss treatment upon sale, other than to the Company, of shares acquired pursuant to an incentive stock option if the sale occurs more than two years after the grant date and more than one year after the exercise date. If the shares are sold or disposed of (including by gift, but not including dispositions in certain tax-free exchanges) before both of these time periods have expired (a "DISQUALIFYING DISPOSITION"), the option spread (or, if less, the amount of gain on the sale) is taxable as ordinary income. For this purpose, the option spread is measured at the exercise date unless the shares were subject to a substantial risk of forfeiture upon purchase and the optionee did not file a Section 83(b) Election, in which event the option spread is measured at the date the restrictions lapse. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is capital gain, which will be long-term if the shares were held for more than one year. For this purpose, the holding period for option shares generally commences on the option exercise date, unless the shares are subject to restrictions and no Section 83(b) Election is filed, in which event the holding period commences generally on the date the restrictions lapse. Under current law, long-term capital gain is generally subject to tax at more favorable rates than short-term capital gains and ordinary income.

     TAX CONSEQUENCES TO THE COMPANY; NOTICE OF DISQUALIFYING DISPOSITION. The Company receives no income tax deduction upon award or exercise of an incentive stock option but is generally entitled to a deduction equal to the ordinary income taxable to the optionee upon a disqualifying disposition. To enable the Company to learn of a disqualifying disposition and ascertain the amount of the deduction to which it is entitled, the Company requires optionees to notify the Company in writing, before the disqualifying disposition, of the intended date and terms of the disposition and to comply with any other requirements that may be included in the option agreement. The Company may also place legends on share certificates or give appropriate instructions to its stock transfer agent to ensure that these requirements are satisfied before stock may be transferred.

     The Company anticipates that any compensation deemed paid to an optionee as a result of a disqualifying disposition will not be taken into account for purposes of the $1 million limitation on the deductibility of compensation paid to certain officers of the Company.

     EXERCISE WITH STOCK. If an optionee tenders shares of stock (other than certain "statutory option stock," described below, surrendered in a disqualifying disposition) in payment of the exercise price of an incentive stock option, any appreciation (or diminution) in value of the surrendered shares is not then taxable. Instead, shares acquired upon exercise which are equal in value to the fair market value of the surrendered shares take as their basis and holding period for capital gain or loss purposes the basis and holding period that the optionee had in the surrendered shares, but otherwise are treated as newly acquired under the option (e.g., for purposes of the disqualifying disposition holding periods described above). Additional shares acquired by exercise of the option are treated as newly acquired and take a zero basis. In the event of a disqualifying disposition, shares with the lowest basis are deemed disposed of first.

     If "statutory option stock" (i.e., shares acquired by exercise of an incentive stock option) is tendered as all or part of the exercise price of an incentive stock option before the applicable disqualifying disposition holding periods have expired, then the surrendered stock is treated as sold in a "disqualifying disposition" on the date of the surrender.

NON-STATUTORY OPTIONS

     AWARD; EXERCISE; TAX CONSEQUENCES TO THE COMPANY. An optionee is not taxed upon the award of a non-statutory option. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture," as described above. If the shares are not subject to a substantial risk of forfeiture (or if they are so restricted and the optionee files a timely Section 83(b) Election with respect to the shares), the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxable upon exercise, but instead will have ordinary income on the date the restrictions lapse in an amount equal to the spread as of the date of lapse. In addition, the optionee's holding period will begin on the date of lapse.

     Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company will generally receive a corresponding income tax deduction. The Company anticipates that any compensation deemed paid to an optionee as a result of the exercise of a non-statutory option, originally granted with a fair market value option price, will not be taken into account for purposes of the $1 million limitation on the deductibility of compensation paid to certain officers of the Company.

     SALE OF OPTION SHARES. Upon sale, other than to the Company, of shares acquired under a non-statutory option, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the shares were held more than one year.

     EXERCISE WITH STOCK. If an optionee tenders shares of Company stock to pay all or part of the exercise price of a non-statutory option, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired pursuant to the exercise of the non-statutory options, with the consequences described above.

     If the surrendered shares are statutory option stock, described above, with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for them should remain subject to the federal income tax rules governing the surrendered shares. See "Incentive Stock Options" above.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a deduction equal to the appreciation distribution in the same year.

STOCK ISSUANCES

     The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory options.

ADDITIONAL ISSUES

     TENDER OF STOCK TO SATISFY WITHHOLDING OBLIGATION. If a participant tenders stock in satisfaction of an income tax withholding obligation described above, the surrendered shares will be treated as redeemed by the Company at their then fair market value. The amount of the withholding obligation thus satisfied could be taxable to the participant as a dividend unless the redemption is "not essentially equivalent to a dividend" within the meaning of the Code. Participants should consult their personal tax advisors before tendering shares in satisfaction of a withholding obligation.

     ACCELERATION OF OPTIONS. The Option Plan provides that the vesting of options may be accelerated if the Company undergoes a change in control. Under proposed Treasury Regulations, if the value is contingent on a change in control, an acceleration of an optionee's non-statutory options (as determined in accordance with such proposed regulations), when combined with other payments to be made to the optionee that are contingent on the change in control, equals or exceeds three times the optionee's average annual salary for the past five years (or such shorter period during which the optionee performed services for the Company), then the optionee may be liable for a 20 percent excise tax on that portion of the value of the acceleration and any other payments that exceed one times the optionee's average annual salary. This excise tax would be in addition to any income tax payable with respect to such payments or on exercise of the options, as described above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR
                              ISSUANCE THEREUNDER.

                                 PROPOSAL NO. 3

                   AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

     The stockholders are being asked to approve an amendment to the Purchase Plan to increase the number of shares of Common Stock issuable thereunder by 1,200,000 shares to a total of 3,200,000 shares of Common Stock. The Purchase Plan was adopted by the Board in August 1995, and approved by the stockholders in September 1995. The Board adopted an amendment to the Purchase Plan in June 1997 increasing the number of shares of Common Stock available for issuance under the Purchase Plan by 150,000 shares. Such amendment was approved by the stockholders in August 1997. The Board adopted an amendment to the Purchase Plan in June 1998 increasing the number of shares of Common Stock available for issuance under the Purchase Plan by 1,000,000 shares. Such amendment was approved by the stockholders in August 1998. The Board adopted an amendment to the Purchase Plan in August 2000 increasing the number shares of Common Stock available for issuance under the Purchase Plan by 700,000 shares. Such amendment was approved by the stockholders in November 2000. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Code.

     The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of the Company at the executive offices in Sunnyvale, California.

     PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and designated parent or subsidiary corporations (collectively, "Participating Companies") an opportunity to participate in the ownership of the Company by purchasing Common Stock of the Company through payroll deductions.

     The Purchase Plan is intended to benefit the Company as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a favorable price. The Company believes that the stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

     ADMINISTRATION. The Purchase Plan is administered by the Committee. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants. All cash proceeds received by the Company from payroll deductions under the Purchase Plan will be credited to a non-interest bearing bank account.

     SHARES AND TERMS. The stock issuable under the Purchase Plan is the Company's authorized but unissued or reacquired Common Stock. If this Proposal is approved, the maximum number of shares of Common Stock that may be issued in the aggregate under the Purchase Plan will be 3,200,000, adjusted as described in the "Adjustments" section of this description.

     ADJUSTMENTS. If any change in the Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration), appropriate adjustments will be made by the Company to the class and maximum number of shares subject to the Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

     ELIGIBILITY. Generally, any individual who is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plan. Approximately 2,400 employees (including the executive officers) were eligible to participate in the Purchase Plan as of June 30, 2001.

     OFFERING PERIODS. The Purchase Plan is implemented by offering periods that generally have a duration of six months; each offering period is comprised of a single purchase period which also has a duration of six months. The next offering period, and its corresponding purchase period, will commence on November 1, 2001 and will end on the last business day in April 2002, unless terminated earlier. The Committee in its discretion may vary the beginning date and ending date of the offering periods, except that no offering period may exceed 24 months in length.

     Each participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the participant's entry date into an offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

     PURCHASE PRICE. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Common Stock on the first day of the applicable offering period or, if later, the participant's entry date into the offering period, or (ii) the fair market value of a share of Common Stock on the purchase date. If a participant's entry date is on a day other than the first day of an offering period, the clause (i) amount will in no event be less than the fair market value of the shares on the first day of such offering period. Generally, the fair market value of the Common Stock on a given date is the closing price of the Common Stock, as reported on The Nasdaq National Market.

     LIMITATIONS. The plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following:

     o No purchase right will be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or subsidiary corporations.

     o In no event will a participant be permitted to purchase more than 1,000 shares on any one purchase date.

     o The right to purchase Common Stock under the Purchase Plan (or any other employee stock purchase plan that the Company or any of its subsidiaries may establish) in an offering intended to qualify under
          Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Common Stock (determined at the time such purchase right is granted) for any calendar year in which such purchase right is outstanding.

     The purchase right may be exercisable only by a participant during the participant's lifetime and may not be assignable or transferable by the participant.

     PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. Participants pay for shares by after-tax payroll deductions during the purchase period. The deductions may not exceed 10% of a participant's cash compensation paid during a purchase period. Cash compensation includes regular base pay, overtime payments, bonuses, and commissions but does not include contributions made on a participant's behalf to a deferred compensation plan or welfare benefit program of the Company.

     TERMINATION AND CHANGE TO PAYROLL DEDUCTIONS. A purchase right will terminate at the end of the offering period or earlier if (i) the participant terminates employment, and then any payroll deductions which the participant may have made with respect to a terminated purchase right will be refunded, or (ii) the participant elects to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to a terminated purchase right under clause (ii) will be refunded unless the participant elects to have the funds applied to the purchase of shares on the next purchase date. Unless a participant has irrevocably elected otherwise, he or she may decrease his or her deductions once during a purchase period.

     AMENDMENT AND TERMINATION. The Purchase Plan will continue in effect until the earlier of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Purchase Plan have been issued or
(iii) a Corporate Transaction, unless the Purchase Plan is earlier terminated by the Board in its discretion.

     The Board may at any time alter, amend, suspend or discontinue the Purchase Plan, provided that, without the approval of the stockholders, the Board may not
(i) alter the purchase price formula so as to reduce the purchase price payable for shares under the Purchase Plan, (ii) materially increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant, or (iii) materially increase the benefits accruing to participants under the Purchase Plan or materially modify the eligibility requirements.

     In addition, the Company has specifically reserved the right, exercisable in the sole discretion of the Board, to terminate the Purchase Plan immediately following any six-month purchase period. If this right is exercised by the Board, then the Purchase Plan will terminate in its entirety, no further purchase rights will be granted or exercised, and no further payroll deductions will thereafter be collected under the Purchase Plan.

     CORPORATE TRANSACTION. In the event of (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company (a "Corporate Transaction"), each purchase right under the Purchase Plan will automatically be exercised immediately before consummation of the Corporate Transaction as if such date were the last purchase date of the offering period.

     The grant of purchase rights under the Purchase Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     PRORATION OF PURCHASE RIGHTS. If the total number of shares of Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Committee shall make a pro rata allocation of the shares remaining.

     U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Participants have no liability for federal income tax, and the Company does not withhold any taxes, at the time of grant of the option or the participant's purchase of shares. At the time of transfer of the shares by a participant (including on death), the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the commencement of the offering period in which they were purchased and more than one year from the termination date for the offering period in which they were purchased, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15 percent of the fair market value of the shares as of the commencement of such offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income, generally equal to the excess of the fair market value of the shares on the termination date for such offering period over the purchase price, regardless of the extent of the actual gain on sale, if any. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company receives a deduction from its income for federal income tax purposes to the extent that the participant realizes ordinary income on a disqualifying disposition. The Company does not receive a deduction if a participant meets the two-year holding period requirement.

     PURCHASE PLAN BENEFITS. Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. No purchase rights have been granted with respect to the additional 1,200,000 shares for which approval is requested. The following table shows the number of shares of Common Stock purchased by the named individuals and groups under the Purchase Plan during the fiscal year ended June 30, 2001.


GROUP OR INDIVIDUAL                                                       NUMBER OF OPTIONS
-------------------                                                       -----------------
Stephen V. Imbler .....................................................          1,196
Jeffrey R. Rodek ......................................................          1,049
Dyke J. Hensen (Former executive officer) .............................          1,027
David Odell ...........................................................            697
Michael L. Sternad (Former executive officer) .........................            392
W. Russell Wayman .....................................................              0
All current executive officers as a group (4 persons) .................          2,942
All current directors who are not executive officers as a group........             --(1)
All employees (who are not executive officers) as a group .............        772,041

----------------
(1) Ineligible to participate under the terms of the Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT
                      OF THE EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 4

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2002. In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent auditors firm at any time during the year if the Board feels that such a change would be in the Company's and its stockholders' best interests. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
       SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S
         INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal year 2001 transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more such persons that no annual Form 5 reports were required to be filed by them for fiscal year 2001, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% stockholders.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 2002 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than July 20, 2002 in order to be included. Such stockholder proposals should be addressed to Hyperion Solutions Corporation, 1344 Crossman Avenue, Sunnyvale, California 94089, Attn: Investor Relations.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 16, 2001 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


                                                               Amount and Nature
                                                                 of Beneficial          Percent of
Beneficial Owner                                                Ownnership(1)(2)           Class
-----------------                                             --------------------      ----------
Massachusetts Financial Services Company....................        2,902,989               8.2%
  ("MFS")
  500 Boylston Street
  Boston, MA  02116(3)

Perkins, Wolf, McDonnell & Company..........................        2,087,070               6.0
  53 W. Jackson Blvd., Suite 722
  Chicago, IL  60604(4)

Nevis Capital Management, Inc...............................        2,030,867               5.9
  1119 St. Paul St.
  Baltimore, Maryland  21202(5)

Bluewater Investment Management, Inc........................        1,696,900               5.0
  Suite 1502, Box 63
  150 King Street West
  Toronto, Ontario, Canada M5H 1J9(6)

Jeffrey R. Rodek(7).........................................          704,938               2.1

Stephen V. Imbler(8)........................................          390,549               1.2

Michael L. Sternad(9).......................................           63,438                 *

Aldo Papone(10).............................................           57,000                 *

Dyke J. Hensen(11)..........................................           45,728                 *

David Odell(12).............................................           32,947                 *

Gary G. Greenfield(13)......................................           30,400                 *

Henry R. Autry(14)..........................................           12,000                 *

Kenneth A. Goldman(14)......................................           12,000                 *

W. Russell Wayman...........................................                0                 *

All current directors and executive officers
  as a group (8 persons)(15)................................        1,239,834              3.7%

----------------

* Less than 1% of the outstanding shares of Common Stock.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)  Based on 32,397,805 shares outstanding as of September 16, 2001.

(3) As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001.

(4) As reported on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2000.

(5) As reported on a Schedule 13G filed with the Securities and Exchange Commission on April 1, 2001.

(6) As reported on a Schedule 13G filed with the Securities and Exchange Commission on September 21, 2000.

(7) Includes options exercisable into 602,917 shares of Common Stock and 100,000 shares subject to a restricted stock award.

(8) Includes options exercisable into 359,539 shares of Common Stock under the Option Plan.

(9) Includes options exercisable into 62,499 shares of Common Stock under the Option Plan. Mr. Sternad served as Chief Financial Officer from October 1999 through August 2000 and as Chief Strategy Officer from August 2000 through March 2001.

(10) Includes options exercisable into 53,200 shares of Common Stock under the Option Plan.

(11) Includes options exercisable into 42,529 shares of Common Stock under the Option Plan. Mr. Hensen served as Chief Products Officer until July 2001.

(12) Includes options exercisable into 26,250 shares of Common Stock under the Option Plan.

(13) Consists of options exercisable into 30,400 shares of Common Stock under the Option Plan.

(14) Consists of options exercisable into 12,000 shares of Common Stock under the Option Plan.

(15) Includes options exercisable into 1,096,306 shares of Common Stock.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     In October 1999, the Company entered into an employment agreement with Jeffrey R. Rodek, its Chairman and Chief Executive Officer, pursuant to which Mr. Rodek receives an annual salary of not less than $400,000. Beginning in fiscal year 2002, Mr. Rodek is eligible to be considered for an annual incentive bonus with a target amount equal to 50% of Mr. Rodek's base compensation. Also in connection with Mr. Rodek's employment agreement, Mr. Rodek was granted options to purchase 1,100,000 shares of Common Stock with an exercise price of $19.06 per share and 100,000 shares of restricted stock. Also, the Company loaned Mr. Rodek $1,000,000, which loan has a six-year term and is evidenced by a full recourse promissory note bearing interest at 6.02% annually. In addition, the agreement provides for 30 months of severance payment in the event of early termination without cause, or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company.

     In July 2001, the Company entered into an employment agreement with Stephen
V. Imbler, its President and Chief Operating Officer, pursuant to which Mr. Imbler is entitled to receive an annual base salary of not less than $325,000 and has an annual incentive bonus target of 100% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company.

     In December 2000, the Company entered into an employment agreement with David Odell, its Corporate Vice President and Chief Financial Officer, pursuant to which Mr. Odell is entitled to receive an annual base salary of not less than $235,000 and has an annual incentive bonus target of 50% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company.

     In January 2001, the Company entered into an employment agreement with W. Russell Wayman, its Corporate Vice President, General Counsel and Secretary, pursuant to which Mr. Wayman is entitled to receive an annual base salary of not less than $212,000 and has an annual incentive bonus target of 50% of his base compensation. In addition, the agreement provides for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company.

     In October 1999, the Company and Michael L. Sternad (who was the Company's Chief Financial Officer from October 1999 through August 2000 and the Company's Chief Strategy Officer from August 2000 until March 2001) entered into an employment agreement pursuant to which Mr. Sternad received an annual base salary of not less than $185,000 and had an annual incentive bonus target of $75,000. In addition, the agreement provided for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. The Company also agreed that Mr. Sternad would receive a $100,000 payment in lieu of relocation expenses, if he remained with the Company for at least one year. In February 2001, the Company and Mr. Sternad agreed that, effective March 1, 2001, he would become a part- time employee as a special advisor to the President, and was no longer deemed an executive officer of the Company. The agreement limited his work to not more than twenty-four hours per month and changed his compensation to $100 per hour, with no bonus eligibility. In addition, the Company agreed to pay the severance payment due under his October 1999 agreement in twelve equal monthly installments commencing March 1, 2001. Mr. Sternad agreed that this severance payment would be refunded in the event he was terminated for cause, or quit his employment with the Company prior to February 28, 2002.

     In April, 2001, the Company entered into an employment agreement with Dyke
J. Hensen, its Chief Products Officer, pursuant to which Mr. Hensen was entitled to receive an annual base salary of not less than $280,000 and had an annual incentive bonus target of 60.4% of his base compensation. In addition, the agreement provided for 12 months of severance payment in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. Mr. Hensen was terminated in June 2001, and is being paid severance pursuant to the April 2001 agreement.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board (the "Committee") has the authority to establish the level of base salary payable to the Company's Chief Executive Officer ("CEO") and to administer the Option Plan and the Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the authority to establish the level of base salary payable to all other employees of the Company, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

     For fiscal year 2001, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were formal and informal surveys that the Company either conducted or participated in. However, the CEO made the compensation decisions concerning such officers, subject to Committee review.

     GENERAL COMPENSATION POLICY. The CEO's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon the Company's overall performance, their individual contribution to the financial success of the Company and their personal performance. It is the CEO's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

     BASE SALARY. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete with the Company for executive talent on the basis of informal surveys conducted by the Company.

     ANNUAL CASH BONUSES. Each executive officer other than the CEO has an established bonus target each fiscal year. Actual bonuses are paid at the CEO's discretion based on an individual's accomplishment of corporate, unit and individual objectives.

     LONG-TERM INCENTIVE COMPENSATION. During fiscal year 2001, the Committee made option grants to Dyke J. Hensen, David Odell and W. Russell Wayman and certain other individuals who served as executive officers during fiscal year 2001. Generally, a significant grant is made in the year that an officer commences employment, and a lesser grant is made annually thereafter. The size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's cash compensation level, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

     Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to executive officers only if they remain in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

     CEO COMPENSATION. The annual base salary of Mr. Rodek, the Company's CEO as of October 1999, was established by the Committee in October 1999. The Committee's decision was made primarily on the basis of Mr. Rodek's qualifications for the position and market data as of October 1999. There was no bonus paid to Mr. Rodek in fiscal year 2001 because under Mr. Rodek's employment agreement his participation in the bonus program commences in fiscal year 2002.

     TAX LIMITATION. As a result of Federal tax legislation enacted in 1993, a publicly held company such as Hyperion will not be allowed a Federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. The stockholders approved the Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted options per calendar year. Accordingly, if the options were granted by the Compensation Committee, and if the members of the Compensation Committee were "outside directors" as defined in Treasury Regulations Section 1.162-27 at the time of grant, and if the option price was equal to the fair market value of the option shares on the grant date, then any compensation deemed paid to an executive officer when he or she exercises options under the Option Plan should generally qualify as performance-based compensation that will not be subject to the $1 million limitation. The Company believes that all options granted to executive officers to date meet the requirements for deductibility, with the exception of compensation that may be attributed to Mr. Rodek in connection with certain options granted to him outside of the Option Plan in October 1999. In general, the Committee considers the deductibility limits of Section 162(m) in determining executive compensation.


                                      Compensation Committee



                                      /s/ Henry R. Autry
                                      -------------------------------
                                      Henry R. Autry (Chairman)
                                      Aldo Papone

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Autry and Papone. Neither of these individuals was at any time during fiscal year 2001, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of the Nasdaq. The Committee operates under a written charter adopted by the Board and attached to this Proxy Statement as Appendix A. The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on these financial statements based on their audit.

     In this context and in connection with the audited consolidated financial statements contained in the Company's Annual Report on Form 10-K, the Audit
Committee:

     o reviewed the audited consolidated financial statements with the Company's management including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements;

     o discussed with PricewaterhouseCoopers LLP, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees;

     o met with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting;

     o discussed with PricewaterhouseCoopers LLP the auditors' independence from management and the Company, including the matters in written disclosures required by the Independence Standards Board;

     o instructed the independent auditors and the internal auditor that the Committee expects to be advised if there are any subjects that require special attention, and

     o considered the compatibility of non-audit services with the auditors' independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001 be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the Securities and Exchange Commission, and the Board approved such inclusion. Based on the Audit Committee's recommendation, the Board has also selected, subject to stockholder approval, PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP and its predecessors have acted as the Company's independent auditors since the inception of the Company. In accordance with standard policy, PricewaterhouseCoopers LLP periodically changes the individuals who are responsible for the Company's audit.

     In addition to performing the audit of the Company's consolidated financial statements for the fiscal year 2001, PricewaterhouseCoopers LLP provided various other services during such year. The aggregate fees billed for fiscal year 2001 are as follows:

                          Financial Information
                           Systems Design and
         Audit Fees        Implementation Fees       Other Fees
         ---------         -------------------       ---------
         $471,476                   --               $448,517

     Audit fees for the fiscal year 2001 audit and the reviews of the Forms 10-Q are $471,476 of which an aggregate amount of $288,346 has been billed through June 30, 2001. Other fees include tax consultations and internal audit services.


                                 AUDIT COMMITTEE

                                 Gary G. Greenfield (Chairman)
                                 Aldo Papone
                                 Kenneth A. Goldman

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since July 1, 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation agreements and other arrangements which are described above under "EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS."

                            STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between June 30, 1996 and June 30, 2001 with the cumulative total return of (i) The Nasdaq Stock Market Total Return Index (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the J.P. Morgan H & Q Software Sector Index (the "H&Q Software Sector Index"), over the same period. This graph assumes the investment of $100.00 on June 30, 1996 in the Company's Common Stock, The Nasdaq Stock Market-U.S. Index and the H&Q Software Sector Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG HYPERION SOLUTIONS CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                 AND THE JP MORGAN H&Q COMPUTER SOFTWARE INDEX



                             [ PERFORMANCE GRAPH ]




HYPERION SOLUTIONS CORP

                                                                      Cumulative Total Return
                                            --------------------------------------------------------------------------
                                                 6/96       6/97        6/98        6/99        6/00         6/01


HYPERION SOLUTIONS CORPORATION                  100.00      59.00       52.62       29.81       54.29        25.10
NASDAQ STOCK MARKET (U.S.)                      100.00     121.60      160.06      230.22      340.37       184.51
JP MORGAN H & Q COMPUTER SOFTWARE               100.00     110.72      166.20      184.09      342.04       220.90

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth information concerning the compensation for services in all capacities to the Company, for the fiscal years ended June 30, 2001, 2000 and 1999, of (i) each person who served as Chief Executive Officer during fiscal year 2001; (ii) each of the Company's other executive officers who was serving as an excexutive officer as of June 30, 2001; and (iii) two additional individuals who would have been one of the four most highly compensated executive officers of the Company, but for the fact that the individual was not serving as an executive officer of the Company at the end of fiscal year 2001 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE


                                               Annual                              Long-Term
                                             Compensation                        Compensation
                                        ------------------------        ----------------------------
                                                                         Restricted       Securities
Name and                     Fiscal                                        Stock          Underlying          All Other
Principal Position            Year      Salary ($)    Bonus(1)(2)         Awards          Options (#)      Compensation
------------------           ------     ----------    -----------      -------------     ------------     --------------
Jeffrey R. Rodek(3)........   2001       $400,000              --                 --              --              --
Chairman and                  2000        290,909              --         $1,906,150(4)    1,105,000              --
Chief Executive Officer       1999             --              --                 --           5,000              --

Stephen V. Imbler..........   2001        325,000         117,800                 --              --              --
President and                 2000        312,500         325,000                 --         200,000              --
Chief Operating Officer       1999        250,000         275,000                 --         175,000              --

David Odell................   2001        197,465          83,359                 --         140,000              --
Chief Financial Officer

W. Russell Wayman..........   2001         94,222          22,500                 --          90,000              --
General Counsel and
Corporate Secretary

Dyke J. Hensen(5)..........   2001        281,346          52,840                 --          30,000              --
Former Chief                  2000        222,500         123,301                 --          95,000              --
Products Officer              1999        121,667         184,551                 --          13,300              --

Michael L. Sternad(6)......   2001        149,233           9,375                 --              --        $100,000(7)
Former Chief                  2000        134,545          60,000                 --         120,000              --
Strategy Officer

----------------

(1) Except where specifically noted, excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported.

(2) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3) Mr. Rodek became the Company's Chairman and Chief Executive Officer in October 1999 and has been a director of the Company since January 1998.

(4) Represents the fair market value of 100,000 shares of restricted Common Stock Mr. Rodek received on October 11, 1999.

(5) Mr. Hensen served as the Company's Chief Products Officer from June 2000 until his termination in June 2001.

(6) Mr. Sternad served as the Company's Chief Financial Officer from October 1999 to August 2000 and Chief Strategy Officer from August 2000 until March 2001, at which time he became a special advisor to the President and was no longer deemed an executive officer.

(7)  Payment in lieu of relocation expenses.

     The following table contains information concerning the stock option grants made to each of the Named Officers during fiscal year 2001. No stock appreciation rights were granted to these individuals during such fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                   Potential Realizable
                                             Percent                                                 Value at Assumed
                           Number of         of Total                                              Annual Rates of Stock
                          Securities         Options                                              Price Appreciation For
                          Underlying        Granted to         Exercise                               Option Term(2)
                            Options        Employees in       Price per         Expiration     -----------------------------
Name                    Granted (#)(1)(3)   Fiscal Year       Share ($/SH)         Date            5% ($)          10% ($)
-----                   -----------------  -------------      ------------      ----------     ------------     ------------
Jeffrey R. Rodek......           --            --                   --                 --               --               --

Stephen V. Imbler.....           --            --                   --                 --               --               --

David Odell...........       90,000             2.90             30.50            8/29/10        1,725,718        3,735,967
                             35,000             1.13             15.00           12/25/10          330,055          836,359
                             15,000(3)           .48             15.00           12/25/10          141,452          358,440
W. Russell Wayman.....       75,000             2.42             21.69            1/21/11        1,022,582        2,591,220
                             15,000(3)           .48             21.69            1/21/11          204,516          518,244

Dyke J. Hensen........       30,000             0.97             15.00           12/25/10          282,905          716,879

Michael L. Sternad....           --             --                  --                 --               --               --

----------------

(1) Except where noted otherwise, each option becomes exercisable as to 25% of the option shares on the first anniversary of the option grant date and as to the balance of the shares ratably upon optionee's completion of the next 36 months of service thereafter.

(2) There can be no assurance provided to the executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grant made to the executive officer.

(3) Options can vest earlier upon the achievement of certain milestones and objectives.

     The following table sets forth information concerning option exercises in fiscal year 2001 and option holdings as of the end of fiscal year 2001 with respect to each of the Named Officers. No stock appreciation rights were exercised during that fiscal year or outstanding at the end of that fiscal year. There were no option exercises for the Named Officers during fiscal year 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                            Number of Securities
                                            Underlying Unexercised             Value of Unexercised
                                                 Options at                    In-the-Money Options
                                             Fiscal Year-End (#)             at Fiscal Year-End (#)(1)
                                        -------------------------------    -------------------------------
Name                                    Exercisable       Unexercisable    Exercisable       Unexercisable
-----                                   -------------     -------------    -------------     -------------
Jeffrey R. Rodek....................      488,333           641,667        $         --      $        --

Stephen V. Imbler...................      330,893           140,107             586,820               --

David Odell.........................           --           140,000                  --               --

W. Russell Wayman...................           --            90,000                  --               --

Dyke J. Hensen......................       41,524           100,304              12,186           10,314

Michael L. Sternad..................       49,999            70,001                  --               --

----------------

(1) Based on the closing price of the Common Stock of the Company as reported on The Nasdaq National Market System at June 29, 2001, the last day of trading of the Company's Common Stock during fiscal year 2001, of $15.00 per share, less the exercise price payable for such shares.

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                    BY ORDER OF THE BOARD OF DIRECTORS,



                                    /s/ W. Russell Wayman
                                    ---------------------------
                                    W. Russell Wayman
                                    Secretary


Sunnyvale, California
October 9, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE VIA THE INTERNET OR TELEPHONE OR, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE
WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

APPENDIX A

                            AUDIT COMMITTEE CHARTER

COMPOSITION

     The Audit Committee shall be composed of three or more directors, as determined by the Board of Directors, each of whom shall meet the independence and financial literacy requirements of the Nasdaq, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Unless a chair is designated by the Board of Directors, the committee members may appoint their own chair by majority vote.

RESPONSIBILITIES

1. Recommend to the Board of Directors the selection of the independent auditors, evaluate the performance of the independent auditors and, if so determined by the Audit Committee, recommend to the Board of Directors replacement of the independent auditors; it being acknowledged that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditors submit to the Audit Committee regarding the auditors' independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditors and, if so determined by the Audit Committee in response to such reports, recommend that the Board of Directors take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditors the matters required to be discussed by SAS 61 and SAS 71, as they may be modified or supplemented, with respect to the annual and quarterly financial statements.

4. Instruct management, the independent auditors and the internal auditor that the committee expects to be informed if there are any subjects that require special attention or if they perceive any significant weaknesses in the company's information and reporting systems.

5. Meet with management and the independent auditors to discuss the annual financial statements and the report of the independent auditors thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information and the adequacy of internal financial controls.

6. Review the management letter delivered by the independent auditors in connection with the audit.

7. Meet quarterly with management and the independent auditors to discuss the quarterly financial statements prior to the filing of the Form 10Q; provided that this responsibility may be delegated to the chairman of the Audit Committee.

8. Meet at least once each year in separate executive sessions with management, the independent auditors and the internal auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

9. Have such meetings with management, the independent auditors and the internal auditor as the Committee deems appropriate to discuss significant financial risk exposures facing the Company and management's plans for monitoring and controlling such exposures.

10. Review significant changes to the Company's accounting principles and practices. Discuss with the independent auditors any significant proposed changes in auditing standards or their audit scope.

11.  Review the scope and results of internal audits.

12. Evaluate the performance of the internal auditor and, if so determined by the Audit Committee, recommend replacement of the internal auditor.

13. Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate. The Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

14. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the committee's work.

15. At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the Board of Directors.

16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

17. In the performance of its responsibilities, the Audit Committee is the representative of the stockholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

                         HYPERION SOLUTIONS CORPORATION
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                      -------------------------------------
               (AS AMENDED AND RESTATED THROUGH NOVEMBER 27, 2000)



                                   ARTICLE I

                               GENERAL PROVISIONS

    I.   PURPOSE OF THE PLAN

         This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of the Corporation by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

    II.  STRUCTURE OF THE PLAN

         A. The Plan shall be divided into four separate equity programs:

                   (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                   (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock,

                   (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                   (iv) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

         B. The provisions of Articles I and VI shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

    III. ADMINISTRATION OF THE PLAN

         A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         B. Administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee or transfer such powers and authority to the Primary Committee.

         D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

         F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

    IV.  ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                   (i) Employees,

                   (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                   (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

         B. Only Employees shall be eligible to participate in the Salary Investment Program.

         C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine (i) with respect to the option grants under the Discretionary Option Grant and Salary Investment Option Grant Programs, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

         D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant and/or Salary Investment Program or to effect stock issuances in accordance with the Stock Issuance Program.

         E. The individuals eligible to participate in the Automatic Option Grant Program are described in Section I of Article V.

    V.   STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 8,687,991 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, and an increase of 250,000 shares authorized by the Board under the Plan, and approved by the stockholders on September 15, 1995; (ii) an increase of 1,000,000 shares authorized by the Board under the Plan and approved by the stockholders at the 1996 Annual Meeting of Stockholders; (iii) an additional increase of 750,000 shares authorized by the Board under the Plan and approved by the stockholders at the 1997 Annual Meeting of Stockholders; (iv) an additional increase of 5,000,000 shares authorized by the Board under the Plan and approved by the stockholders at the 1998 Annual Meeting of Stockholders; and (v) an additional increase of

1,600,000 shares authorized by the Board under the Plan and approved by the stockholders at the 2000 Annual Meeting of Stockholders.

         B. No one person participating in the Plan may receive options for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1995 calendar year.

         C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article II. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

         D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE II


                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

    I.   OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A. EXERCISE PRICE.

            1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

            2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article VI and the documents evidencing the option, be payable in one or more of the forms specified below:

                   (i) cash or check made payable to the Corporation,

                   (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                   (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C. EFFECT OF TERMINATION OF SERVICE.

            1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                   (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                   (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or beneficiary designation or in accordance with the laws of descent and distribution.

                   (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                   (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                   (v) In the event of an Involuntary Termination following a Corporate Transaction, the provisions of Section III of this Article II shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this Section I.

            2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                   (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                   (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

         D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will, beneficiary designation or the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of a Qualified Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    II.  INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles I, II and VI shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section II.

         A. ELIGIBILITY. Incentive Options may only be granted to Employees.

         B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

    III. CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

         B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

         E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the

Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

         G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    IV.  CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

    V.   STOCK APPRECIATION RIGHTS

         A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

         B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                   (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                   (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                   (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of
(a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

         C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                   (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                   (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                   (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                   (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE III


                     SALARY INVESTMENT OPTION GRANT PROGRAM
                     --------------------------------------

    I.   OPTION GRANTS

         Each Employee selected by the Plan Administrator to participate in the Salary Investment Program for any calendar year must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%). The Plan Administrator shall determine whether to approve, in whole or in part, such authorization. To the extent the Plan Administrator approves the authorization, the individual who filed that authorization shall be granted an option under this Salary Investment Program.

    II.  OPTION TERMS

         Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below.

         A. EXERCISE PRICE.

            1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

            2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                      X = A / (B x 66-2/3%), where

                      X is the number of option shares,

                      A is the dollar amount of the approved
                      reduction in the Optionee's base salary
                      for the calendar year, and

                      B is the Fair Market Value per share of
                      Common Stock on the option grant date.

         C. EXERCISE AND TERM OF OPTIONS. Provided the Optionee continues in Service, the option shall become exercisable for the option shares in a series of twelve (12) successive equal monthly installments on the last day of each of the twelve (12) calendar months in the calendar year for which the option is granted. Each option shall have a maximum term of ten (10) years measured from the option grant date.

         D. EFFECT OF TERMINATION OF SERVICE.

            1. Should the Optionee cease Service for any reason AFTER his or her outstanding option has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the option term. After the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or beneficiary designation or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the option term. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable on the date of such cessation of Service.

            2. Should the Optionee die BEFORE his or her outstanding option becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or beneficiary designation or in accordance with the laws of descent and distribution shall have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of the expiration of the option term or the third anniversary of the date of the Optionee's death. However, the option shall, immediately upon the Optionee's death, terminate and cease to be outstanding with respect to the balance of the shares subject to that option.

            3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service BEFORE his or her outstanding option becomes exercisable for any of the option shares, then the Optionee shall have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the option term. However, the option shall, immediately at the time Optionee becomes Permanently Disabled, terminate and cease to be outstanding with respect to the balance of the shares subject to that option.

    III. CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate, unless assumed by the successor corporation (or parent thereof).

         B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the expiration of the option term.

         C. The grant of options under the Salary Investment Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    IV.  REMAINING TERMS

         The remaining terms of each option granted under the Salary Investment Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE IV


                             STOCK ISSUANCE PROGRAM
                             ----------------------

    I.   STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

         A. PURCHASE PRICE.

            1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

            2. Subject to the provisions of Section I of Article VI, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                    (i) cash or check made payable to the Corporation, or

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

         B. VESTING PROVISIONS.

            1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                     (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                    (ii) the number of installments in which the shares are to vest,

                   (iii) the interval or intervals (if any) which are to lapse between installments, and

                    (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

            2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

            3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

            4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

            5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) that would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

    II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

         A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

         B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

         C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

    III. SHARE ESCROW/LEGENDS

         Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                   ARTICLE V


                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

    I.   OPTION TERMS

         A. ELIGIBILITY AND GRANT DATES. Option grants shall be made as specified below:

            1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock. Such option is referred to below as the "Initial Grant." A non-employee Board member who has previously been a member of the board of directors of Hyperion Software Corporation, or who has previously been in the employ of the Corporation (or any Parent or Subsidiary) or of Hyperion Software Corporation (or any parent or subsidiary corporation of Hyperion Software Corporation), shall not be eligible to receive an Initial Grant.

            2. On each Anniversary Date, each non-employee Board member who is to continue serving as a non-employee Board member after such Anniversary Date shall automatically be granted a Non-Statutory Option to purchase 7,000 shares of Common Stock; provided such individual has served as a member of the Board or as a member of the board of directors of Hyperion Software Corporation for at least six (6) months prior to such Anniversary Date. Such option is referred to below as an "Annual Grant." There shall be no limit on the number of Annual Grants that any one Eligible Director may receive over his or her period of Board service. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) or of Hyperion Software Corporation (or any parent or subsidiary corporation of Hyperion Software Corporation) shall be eligible to receive Annual Grants. For purposes of this
Section I, the term "Anniversary Date" shall have the following meanings:

                     (i) In the case of an Eligible Director who was first elected or appointed as a non-employee Board member prior to the Corporation's 1998 Annual Meeting of Stockholders, "Anniversary Date" shall mean August 21 of each year, commencing with the year 1998.

                    (ii) In the case of an Eligible Director who is first elected as a non-employee Board member at the Corporation's 1998 Annual Meeting of Stockholders and who previously served as a member of the board of directors of Hyperion Software Corporation, "Anniversary Date" shall mean each anniversary of the date when he or she was first elected or appointed as a member of the board of directors of Hyperion Software Corporation.

                   (iii) In the case of a non-employee Board member not described in paragraph (i) or (ii) above, "Anniversary Date" shall mean each anniversary of the date when he or she is first elected or appointed as a member of the Board.

         B. EXERCISE PRICE.

            1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

          D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under an Initial Grant shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each Initial Grant shall vest, and the Corporation's repurchase right shall lapse, in four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each Annual Grant shall be vested at all times.

         E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                     (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or beneficiary designation or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                    (ii) During the twelve (12)-month exercise period, an Initial Grant may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                   (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
(12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                    (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

    II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

         A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

         D. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    III. REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE VI


                                  MISCELLANEOUS
                                  -------------

    I.   FINANCING

         A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

         B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

    II.  TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                     (i) STOCK WITHHOLDING: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                    (ii) STOCK DELIVERY: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

    III. EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Discretionary Option Grant, Salary Investment and Stock Issuance Programs shall become effective on the Plan Effective Date and options may be granted under the Discretionary Option Grant Program from and after the Plan Effective Date. The Automatic Option Grant Program shall also become effective on the Plan Effective Date and the initial options under the Automatic Option Grant Program shall be made to the Eligible Directors at that time.

         B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon the Plan Effective Date, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

         C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article II relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan that do not otherwise contain such provisions.

         D. On June 6, 1996, the Board approved an increase in the number of shares issuable under the Plan by 1,000,000 shares to 2,286,408 shares, and the Corporation's stockholders approved of such share increase at the 1996 Annual Meeting of Stockholders. On October 10, 1996, and June 30, 1997, the Board approved a change in the vesting provisions applicable to Eligible Directors under the Automatic Option Grant Program and an increase in the number of shares issuable under the Plan by 750,000 shares to 3,007,577 shares, respectively, and the Corporation's stockholders approved of such changes at the 1997 Annual Meeting of Stockholders. The provisions in the 1996 and 1997 restatements of the Plan shall apply only to options and stock awards granted under the Plan from and after the effective date of such restatements. All options and stock awards granted under the Plan immediately prior to the effective date of such restatements shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option or stock award) as in effect on the date each such option or stock award was previously granted, and nothing in the 1996 and 1997 restatements shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock awards with respect to the acquisition of shares of Common Stock thereunder. On July 13, 1998, the Board approved an increase in the number of shares issuable under the Plan by 5,000,000 shares to 8,007,577 shares, and the Corporation's stockholders approved such share increase at the 1998 Annual Meeting of Stockholders. On September 28, 2000, the Board approved an increase in the number of shares issuable under the Plan by 1,600,000 shares to 9,607,577 shares, and the Corporation's stockholders approved such share increase at the 2000 Annual Meeting of Stockholders.

         E. The Plan shall terminate upon the EARLIEST of (i) September 30, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

    IV.  AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, or (ii) materially modify the eligibility requirements for Plan participation.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

    V.   USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

    VI.  REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock
(i) upon the
exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

    VII. NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX



         The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B. BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                    (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D. CODE shall mean the Internal Revenue Code of 1986, as amended.

         E. COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                    (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean Hyperion Solutions Corporation (formerly known as Arbor Software Corporation), a Delaware corporation.

         H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         I. DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Section I of Article V.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                     (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

                    (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         N. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:

                     (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

                    (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

         O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                     (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                    (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         X. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

         Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. PLAN EFFECTIVE DATE shall mean the date on which the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

         AA. PREDECESSOR PLAN shall mean the Corporation's 1992 Stock Option
Plan.

         BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to Section 16 Insiders as well as other eligible persons.

         CC. QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations Order that would substantially comply with the requirements of Code Section 414(p) if the Plan were subject to such section. The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         DD. SALARY INVESTMENT PROGRAM shall mean the salary reduction grant program in effect under the Plan.

         EE. SECONDARY COMMITTEE shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         FF. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         GG. SECTION 12(G) REGISTRATION DATE shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         HH. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         II. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         JJ. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         KK. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         LL. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         MM. TAKE-OVER PRICE shall mean the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         NN. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         OO. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         PP. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                         HYPERION SOLUTIONS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
               (as amended and restated through November 15, 2000)


    I.   PURPOSE OF THE PLAN

         This Employee Stock Purchase Plan is intended to promote the interests of the Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

         Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

    II.  ADMINISTRATION OF THE PLAN

         The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

    III. STOCK SUBJECT TO PLAN

         A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock that may be issued over the term of the Plan shall be two million (2,000,000) shares.1

         B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan,
(ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.



-----------------------------

1 The Board increased the number of shares authorized for issuance by 150,000 on June 30, 1997, which increase was approved by the Corporation's stockholders at the 1997 Annual Meeting of Stockholders. The Board increased the number of shares authorized for issuance by 1,000,000 on July 13, 1998, which increase was approved by the Corporation's stockholders at the 1998 Annual Meeting of Stockholders. The Board increased the number of shares authorized for issuance by 600,000 on September 28, 2000 which increase was approved by the Corporation's stockholders at the 2000 Annual Meeting of Stockholders.

    IV.  OFFERING PERIODS

         A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

         B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence at the Effective Time and terminate on the last business day in October 1997. The next offering period shall commence on the first business day in November 1997 and terminate on the last business day in April 1998, and subsequent offering periods shall commence and terminate as designated by the Plan Administrator.

         C. Each offering period shall be comprised of a series of one or more successive Purchase Periods. Purchase Periods shall begin on the first business day in May and November each year and terminate on the last business day in the following April and October, respectively, each year. However, the first Purchase Period under the initial offering period shall commence at the Effective Time and terminate on the last business day in April 1996.

    V.   ELIGIBILITY

         A. Each Eligible Employee shall be eligible to enter an offering period under the Plan on the start date of any Purchase Period within that offering period, provided he or she remains an Eligible Employee on such start date. The date such individual enters the offering period shall be designated his or her Entry Date for purposes of that offering period.

         B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

    VI.  PAYROLL DEDUCTIONS

         A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Period within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                     (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

                    (ii) The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

         B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

         C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

         D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

    VII. PURCHASE RIGHTS

         A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

         Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

         B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

         C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

         D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall be five hundred (500) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

         E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

         F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                     (i) A Participant may, at any time prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                    (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                   (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or (b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the offering period in which such leave began.

         G. Corporate Transaction. Unless the Plan is continued or assumed by the surviving corporation after a Corporate Transaction, each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of such Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

         Unless the Plan is continued or assumed by the surviving corporation after a Corporate Transaction, the Corporation shall use its best efforts to provide at least ten (10) days' prior written notice of the occurrence of such Corporate Transaction and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of such Corporate Transaction.

         H. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock prorated to such individual, shall be refunded.

          I. Assignability. During the Participant's lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

    VIII. ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than twenty-five thousand dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                     (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

                    (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to twenty-five thousand dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

         C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

         D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

    IX.  EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan was adopted by the Board on August 31, 1995, and approved by the stockholders on September 15, 1995. The Plan shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

         B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction (unless the Plan is continued or assumed by the surviving corporation after such Corporate Transaction). No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

    X.   AMENDMENT OF THE PLAN

         The Board may alter, amend, suspend or discontinue the Plan at any time. However, the Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, or (ii) materially modify the requirements for eligibility to participate in the Plan.

    XI.  GENERAL PROVISIONS

         A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

         B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

         C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   Schedule A

                          Corporations Participating in
                          Employee Stock Purchase Plan
                          ----------------------------

                         Hyperion Solutions Corporation

                                    APPENDIX

The following definitions shall be in effect under the Plan:

         A. Board shall mean the Corporation's Board of Directors.

         B. Cash Compensation shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code
Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Cash Compensation shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

         C. Code shall mean the Internal Revenue Code of 1986, as amended.

         D. Common Stock shall mean the Corporation's common stock.

         E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

         F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

         G. Corporation shall mean Hyperion Solutions Corporation (formerly Arbor Software Corporation), a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Hyperion Solutions Corporation which shall by appropriate action adopt the Plan.

         H. Effective Time shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

         I. Eligible Employee shall mean any person who is engaged, on a regularly scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

         J. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

         K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         L. 1933 Act shall mean the Securities Act of 1933, as amended.

         M. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

         N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

         O. Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

         P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

         Q. Purchase Date shall mean the last business day of each Purchase Period. The initial Purchase Date shall be April 30, 1996.

         R. Purchase Period shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

         S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         T. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                   DETACH HERE

                         HYPERION SOLUTIONS CORPORATION
PROXY                                                                      PROXY

                              1344 CROSSMAN AVENUE
                          SUNNYVALE, CALIFORNIA 94089

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2001



     The undersigned hereby appoints DAVID ODELL and W. RUSSELL WAYMAN, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Hyperion Solutions Corporation (the

"Company") to be held at the Company's offices at 1344 Crossman Avenue,

Sunnydale, California 94089 on Wednesday, November 14, 2001, at 10:00 a.m.

P.S.T., and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters set forth on the reverse side.

-------------                                                      -------------
 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
-------------                                                      -------------

HYPERION SOLUTIONS CORPORATION

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398


           PLEASE NOTE, ALL VOTES CAST VIA TELEPHONE OR THE INTERNET
             MUST BE CAST PRIOR TO 6 P.M., EST, NOVEMBER 13, 2001.

-----------------                               ----------------
VOTE BY TELEPHONE                               VOTE BY INTERNET
-----------------                               ----------------

It's fast, convenient, and immediate!           It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone            confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)
----------------------------------------------  ----------------------------------------------
FOLLOW THESE FOUR EASY STEPS:                   FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY                  1. READ THE ACCOMPANYING PROXY
   STATEMENT/PROSPECTUS AND PROXY CARD.            STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                    2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-779-8683)                 HTTP://WWW.EPROXYVOTE.COM/HYSL

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON   3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON
   YOUR PROXY CARD ABOVE YOUR NAME.                YOUR PROXY CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.            4. FOLLOW THE INSTRUCTIONS PROVIDED
----------------------------------------------  ----------------------------------------------
YOUR VOTE IS IMPORTANT!                         YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                    Go to HTTP://WWW.EPROXYVOTE.COM/HYSL anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET




                                  DETACH HERE

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE


    1. To elect two members of the Board to                    2. To approve an amendment to the        FOR    AGAINST   ABSTAIN
       serve for a three-year term as Class III directors         1995 Stock Option/Stock Issuance      / /      / /       / /
       Nominees: (01) Henry R. Autrey, (02) Kenneth A. Golman     Plan to increase shares reserved for
                                                                  issuance.

                FOR             WITHHELD
                / /               / /

    / /                                         MARK HERE      3. To approve an amendment to the        FOR    AGAINST   ABSTAIN
       --------------------------------------   FOR ADDRESS       Employee Stock Purchase Plan to       / /      / /       / /
       For all nominees except as noted above   CHANGES AND / /   increase shares reserved for
                                                NOTE BELOW        issuance.

                                                               4. To ratify the appointment of          FOR    AGAINST   ABSTAIN
                                                                  PricewaterhouseCoopers LLP as         / /      / /       / /
                                                                  the Company's independent
                                                                  auditors for the fiscal year
                                                                  ending June 30, 2002.

                                                               5. To transact such other business as may properly come before the meeting or any adjourments or postponements thereof.

                                                               Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:                          Date:                Signature:                           Date:
          --------------------------     ----------------          ---------------------------     ----------------